SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant (  X  )
Filed by a Party other than the Registrant (     )

Check the appropriate box:

(     ) Preliminary Proxy Statement
(  X  ) Definitive Proxy Statement
(     ) Definitive Additional Materials
(     ) Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                                  CDI CORP.
- ------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                  CDI CORP.
- ------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
(  X  ) $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(j)(2).
(     ) $500 per each party to the controversy pursuant to Exchange Act Rule
        14a-6(i)(3).
(     ) Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1) Title of each class of securities to which transaction applies:
        ----------------------------------------------------------------------
        2) Aggregate number of securities to which transaction applies:
        ----------------------------------------------------------------------
        3) Per unit price or other underlying value of transaction computed
           pursuant to Exchange Act Rule 0-11:    /
        ----------------------------------------------------------------------
        4) Proposed maximum aggregate value of transaction:
        ----------------------------------------------------------------------
        Set forth the amount on which the filing fee is calculated and state how it was determined.

(     ) Check box if any part of the fee is offset as provided by Exchange Act
        Rule 0-11(a)(2) and identify, the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:
        ----------------------------------------------------------------------
        2) Form, Schedule or Registration Statement No.:
        ----------------------------------------------------------------------
        3) Filing Party:
        ----------------------------------------------------------------------
        4) Date Filed:
        ----------------------------------------------------------------------

                                    [LOGO]
                                   CDI CORP.
                         1717 ARCH STREET, 35TH FLOOR
                    PHILADELPHIA, PENNSYLVANIA 19103-2768

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                 MAY 3, 1994

To Shareholders:

    The Annual Meeting of the Shareholders of CDI Corp. (the "Company"), a corporation organized under the laws of the Commonwealth of Pennsylvania, will be held in the Forum Room, on the 8th Floor of Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania, on Tuesday, May 3, 1994, at 10:00 A.M., for the following purposes:

    1. To elect eight directors of the Company to serve during the ensuing year or until their successors have been duly elected and qualified;

    2. To act upon a proposal to increase the number of shares of Common Stock which may be issued under the Company's Non-Qualified Stock Option and Stock Appreciation Rights Plan from 300,000 to 800,000; and

    3. To transact such other business as may properly come before the meeting or any and all adjournments or postponements of the meeting.

Only shareholders of record on March 3, 1994 are entitled to notice of and to vote at the Annual Meeting. IF YOU DO NOT EXPECT TO ATTEND THE MEETING IN PERSON AND DESIRE TO HAVE THE STOCK REGISTERED IN YOUR NAME REPRESENTED AND VOTED AT THE MEETING, PLEASE FILL IN, SIGN, DATE AND PROMPTLY RETURN THE PROXY IN THE ACCOMPANYING ENVELOPE, TO WHICH POSTAGE NEED NOT BE ADDED IF MAILED IN THE UNITED STATES. If you attend the meeting, you may revoke your proxy and vote in person.

                                            By Order of the Board of Directors

Dated: March 21, 1994                             JOSEPH R. SEIDERS, Secretary
Philadelphia, Pennsylvania

                                    [LOGO]
                                   CDI CORP.
                         1717 ARCH STREET, 35TH FLOOR
                    PHILADELPHIA, PENNSYLVANIA 19103-2768

                        ------------------------------

                               PROXY STATEMENT

                      FOR ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MAY 3, 1994

                        ------------------------------

                             GENERAL INFORMATION

    This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of CDI Corp. (the "Company") to be used at the Annual Meeting of Shareholders to be held on Tuesday, May 3, 1994 at 10:00 A.M. in the Forum Room on the 8th Floor of Mellon Bank Center, 1735 Market Street, Philadelphia, Pennsylvania and at any and all adjournments or postponements of that meeting. The date of mailing of this Proxy Statement and the form of proxy to the Company's shareholders is on or about March 21, 1994.

    The solicitation of proxies is being handled by the Company at its cost, principally through the use of the mails. If it appears desirable to do so in order to assure adequate representation of shareholders at the meeting, officers and regular employees of the Company may communicate with shareholders, banks, brokerage firms or nominees by telephone or in person to request that proxies be furnished in time for the meeting. No solicitation is being made by specially engaged employees of the Company or paid solicitors.

    If the enclosed form of proxy is executed and returned, it may, nevertheless, be revoked by giving written notice of such revocation to the Secretary of the Company at any time prior to the voting thereof. The proxy is in such a form that authority to vote for the election of all or any one of the directors can be withheld and that separate approval or disapproval can be indicated with respect to Proposal Two, which is identified in the proxy and the accompanying Notice of Annual Meeting of Shareholders and set forth and commented upon in this Proxy Statement. The shares represented by the proxy will be voted for the election of the directors unless authority to do so is withheld and will be voted for approval of the proposal to increase the number of shares of Common Stock which may be issued under the Company's Non-Qualified Stock Option and Stock Appreciation Rights Plan unless a contrary choice is specified.

                                ANNUAL REPORT

    The Company's Annual Report to Shareholders for the year ended December 31, 1993 is being mailed to all shareholders together with this Proxy Statement. That report is not to be regarded as proxy solicitation material or as a part of this Proxy Statement.

                                VOTING RIGHTS

    There were issued and entitled to vote, as of March 3, 1994, 19,714,828 shares of the common stock, par value $.10 per share, of the Company ("Common Stock"), the only class of stock of the Company now issued and outstanding. Shareholders are entitled to one vote for each share of stock held. The presence, in person and by proxy, of a majority in the number of the outstanding shares of stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. A quorum being present, proposals will be decided by a majority of the votes cast, in person and by proxy, at the Annual Meeting by all shareholders entitled to vote thereon. Shares represented by proxies that reflect abstentions and shares referred to as "broker nonvotes" (i.e., shares held by brokers or nominees as to which instructions have not been received from beneficial owners and as to which the broker or nominee does not have discretionary voting power on a particular matter, such as Proposal Two described below) will be treated as being present for purposes of determining the presence of a quorum but will not constitute a vote cast with respect to any matter. Only shareholders of record at the close of business on March 3, 1994 will be entitled to vote at the meeting.

            PRINCIPAL SHAREHOLDERS AND MANAGEMENT STOCK OWNERSHIP

    The following table shows, as of January 31, 1994, as to each person known to the Company who on such date owned beneficially more than 5% of the outstanding Common Stock of the Company, as to each executive officer of the Company and as to all of the Company's officers and directors as a group, (i) the number of shares of Common Stock so owned and (ii) the percentage of outstanding Common Stock represented by the number of shares so owned.

                                                                     NUMBER OF SHARES               PERCENTAGE OF
                      NAME AND ADDRESS OF                             OF COMMON STOCK            OUTSTANDING COMMON
                       BENEFICIAL OWNER                             OWNED BENEFICIALLY*                 STOCK
                      -------------------                           ------------------           ------------------
Walter R. Garrison                                                       2,039,408                      10.3%
1717 Arch Street, 35th Floor                                                (1)
Philadelphia, PA 19103-2768

Donald W. Garrison, Christian M. Hoechst, Allen I. Rosenberg             6,423,952                      32.6%
and Barton J. Winokur, as Co-Trustees, or Messrs. Rosenberg and             (2)
Winokur, as Co-Trustees, of various trusts for the benefit of members of Walter R. Garrison's family
  c/o Robert L. Freedman, Esquire
  Dechert Price & Rhoads
  4000 Bell Atlantic Tower
  1717 Arch Street
  Philadelphia, PA 19103

Variety Wholesalers, Inc.                                                1,046,300                       5.3%
  3401 Greshams Lake Road
  Raleigh, NC 27615

Christian M. Hoechst                                                      415,338                        2.1%
  1717 Arch Street, 35th Floor                                              (3)
  Philadelphia, PA 19103-2768

                                                                     NUMBER OF SHARES               PERCENTAGE OF
                      NAME AND ADDRESS OF                             OF COMMON STOCK            OUTSTANDING COMMON
                       BENEFICIAL OWNER                             OWNED BENEFICIALLY*                 STOCK
                      -------------------                           ------------------           ------------------
Edgar D. Landis                                                           375,000                        1.9%
  1717 Arch Street, 35th Floor
  Philadelphia, PA 19103-2768

All directors and officers as a group (11 persons)                       4,272,914                      21.7%
                                                                         (1)(4)(5)

- ---------
* Except as indicated below, the Company is informed that the respective beneficial owners have sole voting power and sole investment power with respect to the shares shown opposite their names.
(1) Includes 28,000 shares held by Mr. Garrison's wife and 67,000 shares held by a trust for the benefit of Mr. Garrison's wife (of which Mr. Garrison is a trustee). Does not include the shares held by the various family trusts referred to in the table above or the 175,000 shares held by The Garrison Foundation. The Garrison Foundation is a charitable trust established for the benefit of the Pennsylvania Institute of Technology. Certain of the trustees of such family trusts and foundation are either directors or both directors and officers of the Company, and the beneficiary of certain of such family trusts is Mark R. Garrison, a Vice President of the Company. Walter R. Garrison is one of five trustees of The Garrison Foundation. However, the trustees of such family trusts and foundation disclaim beneficial ownership of all such shares except as fiduciaries. See footnotes (1) and (2) on page 6. If the 6,423,952 shares held in those family trusts and the 175,000 shares held by The Garrison Foundation were combined with the 4,272,914 shares shown in the table above as held by directors and officers as a group (after deducting the 12,150 shares described in footnote 4 below, which are included in both the 6,423,952 shares held in the family trusts and the 4,272,914 shares held by all directors and officers as a group), the total would be 10,859,716 shares or 55.1% of the outstanding Common Stock.
(2) The trustees under these family trusts share voting and investment power with respect to these shares with the other trustees but disclaim any beneficial interest except as fiduciaries. These trustees own of record and beneficially the number of shares of stock, if any, shown opposite their names on the table beginning on page 4, with respect to which they have sole voting and investment power.
(3) Does not include the 6,423,952 shares of Common Stock held in the various trusts for the benefit of members of Walter R. Garrison's family which are referenced in the above table. Mr. Hoechst is a co-trustee of some of those trusts but he disclaims beneficial ownership of those shares except as a fiduciary. Also does not include 175,000 shares held by The Garrison Foundation. Mr. Hoechst is one of five trustees of the Foundation but he disclaims beneficial ownership of those shares except as a fiduciary.
(4) Includes 12,150 shares which are also included in the 6,423,952 shares owned by the family trusts shown in the table above. These 12,150 shares are deemed to be beneficially owned by Mark R. Garrison, a Vice President of the Company, who is also a beneficiary of certain of those family trusts. Mark Garrison also directly owns additional shares of Common Stock.
(5) See footnotes (1), (2), (3), (4)  and (5) on page 6.

                                 PROPOSAL ONE
                                 ------------

                            ELECTION OF DIRECTORS

    Eight directors are to be elected at the Annual Meeting of Shareholders, to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified. The persons named in the enclosed form of proxy (Joseph R. Seiders and Craig H. Lewis) have advised the Company that they intend to vote FOR the eight nominees below unless authority to do so is withheld. Each of these nominees has been designated by, and each is currently a member of, the Board of Directors. The Board is not aware of any reason why any nominee will be unable to stand for election as a director or serve if elected, but if any such nominee should become unavailable, the Board may nominate, and the persons named in the accompanying form of proxy may vote for, a substitute nominee.

INFORMATION ABOUT THE NOMINEES

    The following table sets forth information about the nominees for election to the Board of Directors.

                                                                                       NUMBER OF SHARES        PERCENTAGE OF
         NAME, OTHER POSITIONS                          BUSINESS EXPERIENCE             OF COMMON STOCK        OUTSTANDING
          WITH COMPANY, PERIOD                        DURING PAST FIVE YEARS          OWNED BENEFICIALLY           COMMON
          SERVED AS DIRECTOR**              AGE       AND OTHER DIRECTORSHIPS      AS OF JANUARY 31, 1994***       STOCK
         ---------------------             -----      -----------------------      -------------------------   --------------
Walter R. Garrison *#(S)................    67     Chairman of the Board,                  2,039,408               10.3%
  Chairman of the Board, Presi-                    President and Chief Executive            (1)(2)
  dent and Chief Executive Offi-                   Officer of the Company
  cer; Director since 1958

Christian M. Hoechst *..................    57     Executive Vice President of               415,338                2.1%
  Executive Vice President;                        the Company                              (1)(2)
  Director since 1974

Lawrence C. Karlson +#..................    51     Chairman of the Board and                  21,000                 .1%
  Director since 1989                              Chief Executive Officer of
                                                   Karlson Corporation
                                                   (consulting services) since
                                                   April 1993; Chairman of the
                                                   Board (January 1990-April
                                                   1993), and President, Chief
                                                   Executive Officer and
                                                   Director (1986-1989), of
                                                   Spectra-Physics AB,
                                                   Stockholm, Sweden
                                                   (instrumentations
                                                   manufacturer); Director,
                                                   Meridian Bancorp Inc. (bank
                                                   holding company)

Edgar D. Landis *.......................    62     Executive Vice President,                 375,000                1.9%
  Executive Vice President,                        Finance of the Company
  Finance; Director since 1975

                                                                                       NUMBER OF SHARES        PERCENTAGE OF
         NAME, OTHER POSITIONS                          BUSINESS EXPERIENCE             OF COMMON STOCK        OUTSTANDING
          WITH COMPANY, PERIOD                        DURING PAST FIVE YEARS          OWNED BENEFICIALLY           COMMON
          SERVED AS DIRECTOR**              AGE       AND OTHER DIRECTORSHIPS      AS OF JANUARY 31, 1994***       STOCK
         ---------------------             -----      -----------------------      -------------------------   --------------
Allen M. Levantin +#(S).................    61     Retired; President and Chief                8,667                Less
  Director since 1989                              Executive Officer of CDI                   (3)                   than
                                                   Temporary Services, Inc., a                                       .1%
                                                   subsidiary of the Company
                                                   (July 1991-December 1992);
                                                   Vice President-Corporate
                                                   Development of Rohm and Haas
                                                   Company, Philadelphia, PA
                                                   (maker of chemicals and
                                                   plastics) (1985-1990)

John W. Pope +#.........................    69     Chairman of the Board,                  1,059,800                5.4%
  Director since 1989                              President and Chief Executive            (2)(4)
                                                   Officer of Variety
                                                   Wholesalers, Inc., Raleigh,
                                                   NC (operator of variety
                                                   retail stores)

Allen I. Rosenberg +....................    67     Of Counsel to the law firm of               0                       0%
  Director since 1967                              Abrahams, Loewenstein,                     (1)
                                                   Bushman & Kauffman, P.C.,
                                                   Philadelphia, PA

Barton J. Winokur *+(S).................    54     Partner in the law firm of                220,128                1.1%
  Director since 1968                              Dechert Price & Rhoads,                 (1)(2)(5)
                                                   Philadelphia, PA; Director,
                                                   Alco Health Services
                                                   Corporation, Malvern, PA
                                                   (wholesale distributor of
                                                   ethical pharmaceuticals);
                                                   Director, The Bibb Company,
                                                   Macon, GA (manufacturer of
                                                   home textiles); Director,
                                                   Farm Fresh, Inc. (supermarket
                                                   chain); Director, DavCo
                                                   Restaurants, Inc.

- ---------
* Member of Executive Committee
+ Member of Audit Committee
# Member of Compensation Committee
(S) Member of Stock Option Committee
 ** References to periods served as a director of the Company include periods served as a director of CDI Corporation, the Company's predecessor registrant under the Securities Exchange Act of 1934.

                                      5

*** Except as indicated below, the Company is informed that the respective beneficial owners have sole voting power and sole investment power with respect to the shares shown opposite their names.

(1) Does not include 6,423,952 shares of Common Stock held in various trusts created by Walter R. Garrison for the benefit of members of his family. These shares are referenced in the Principal Shareholders table under the names of the co-trustees of the various trusts. The co-trustees of some of the trusts are Messrs. Donald W. Garrison, Hoechst, Rosenberg and Winokur. The co-trustees of the remainder of these trusts are Messrs. Rosenberg and Winokur. Except for Donald W. Garrison, who is Walter R. Garrison's brother, each trustee of these trusts is either a director or both an officer and director of the Company. Walter R. Garrison disclaims beneficial ownership of these shares, as do the trustees except as fiduciaries. Walter R. Garrison's share total includes 28,000 shares held by his wife and 67,000 shares held by a trust for the benefit of his wife (of which Walter R. Garrison is a trustee).

(2) Does not include 175,000 shares held by The Garrison Foundation. The trustees of the Foundation are Messrs. Hoechst, Pope, Winokur, Walter R. Garrison and Joseph L. Carboni. Except for Mr. Carboni, each trustee is either a director or both an officer and director of the Company. The trustees disclaim beneficial ownership of these shares except as fiduciaries.

(3) Includes 6,667 shares which Mr. Levantin has the right to acquire within the 60-day period after January 31, 1994 through the exercise of options.

(4) Consists of 1,046,300 shares held by Variety Wholesalers, Inc. (of which Mr. Pope is Chairman of the Board, President and Chief Executive Officer) and 13,500 shares held by Mr. Pope's wife. Does not include 74,200 shares held by the John William Pope Foundation, a non-profit foundation of which Mr. Pope is a non-voting Director Emeritus. Mr. Pope disclaims beneficial ownership of the shares held by the foundation.

(5) Does not include 13,500 shares held by an irrevocable trust of which Mr. Winokur is the sole trustee. Mr. Winokur has no beneficial interest in the income or corpus of this trust and disclaims beneficial ownership of these shares except as a fiduciary.

INFORMATION ABOUT THE BOARD AND ITS COMMITTEES

    The Board of Directors of the Company held five meetings during 1993 and acted once by unanimous written consent. The Board of Directors has four standing committees: an Executive Committee, an Audit Committee, a Compensation Committee and a Stock Option Committee.

    The Executive Committee has the general authority of the Board, subject to certain limitations, to act on behalf of the Board. This Committee held no meetings during 1993, but acted on six occasions by unanimous written consent.

    The Audit Committee reviews with KPMG Peat Marwick, the Company's independent auditors, the proposed scope of their examination and their subsequent report on each annual audit, preliminary to the consideration thereof by the full Board of Directors. This Committee held four meetings during 1993.

    The Compensation Committee advises the Company on executive compensation matters. This Committee held two meetings during 1993.

    The Stock Option Committee administers the Company's Non-Qualified Stock Option and Stock Appreciation Rights Plan. This Committee held no meetings during 1993, but acted once by unanimous written consent.

    Mr. Pope attended fewer than seventy-five percent of the total number of meetings held during 1993 of the Board and the committees of the Board on which he served during the year.

COMPENSATION OF DIRECTORS

    Directors currently receive the following compensation for their participation on the Board: each director who is not an officer of the Company or one of its subsidiaries is paid a fee of $5,000 per quarter for service on the Board and meeting attendance fees of $1,000 for each Board meeting attended plus $500 for each Audit Committee meeting attended. Any director who is also an officer of the Company or one of its subsidiaries does not receive any fees for service on the Board or any of its committees.

                      COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The following table sets forth certain information regarding the compensation for services to the Company and its subsidiaries during each of the last three fiscal years which was earned by the three executive officers of the Company, constituting the only three key policy-making members of management. These officers are elected annually by the Board of Directors.

                                                                            ANNUAL COMPENSATION                  ALL OTHER
                                                                     ---------------------------------         COMPENSATION
NAME AND PRINCIPAL POSITION                             YEAR            SALARY               BONUS                  (1)
- ---------------------------                            -------          ------           -------------       -----------------
Walter R. Garrison,                                     1993              $ 65,000            $352,683            $20,641
  Chairman of the Board, President and                  1992                65,000             162,212              6,347
  Chief Executive Officer                               1991                65,000               -0-

Christian M. Hoechst,                                   1993                80,000             261,648             18,476
  Executive Vice President                              1992                80,000             307,891             20,410
                                                        1991                80,000             195,434

Edgar D. Landis,                                        1993               200,000              50,000             10,148
  Executive Vice President,                             1992               185,000               -0-                9,445
  Finance                                               1991               185,000               -0-

- ---------
(1) All Other Compensation in 1993 and 1992 consisted entirely of Company contributions and allocations to the following employee benefit plans: the Company's qualified Retirement Plan ($11,072 to the account of each of Mr. Garrison and Mr. Hoechst and $9,748 to the account of Mr. Landis in 1993), the Company's qualified 401(k) plan ($400 to the account of each of Messrs. Garrison, Hoechst and Landis in 1993) and the Company's non-qualified excess benefits plan ($9,169 to the account of Mr. Garrison and $7,004 to the account of Mr. Hoechst in 1993). Disclosure of All Other Compensation is not required or provided for 1991.

EMPLOYMENT AGREEMENTS

    The Company has employment agreements with all three of the executive officers included in the above Summary Compensation Table.

    Mr. Garrison's current employment agreement, which was entered into in 1973, provides for a base salary of $65,000 and a bonus based on a percentage of the Company's pre-tax earnings. The bonus is 2% of the first $500,000 of pre-tax earnings and 2-3/4% of pre-tax earnings in excess of $500,000. The agreement is automatically renewed on an annual basis unless terminated by either party at the end of any fiscal year on two months' notice. The agreement contains certain noncompetition and nonsolicitation covenants of Mr. Garrison which are effective for a period of two years after termination of employment for any reason.

    Mr. Hoechst's current employment agreement, which was entered into in 1986, provides for a base salary of $80,000 and a bonus made up of three components. The first component is 2-1/2% of the pre-tax earnings of those operations under his direct supervision. The second component is 1/2% of the pre-tax earnings of the remaining operations of the Company, with the bonus relating to this second component capped at $70,000 per year. The third component is also based on a percentage of the pre-tax earnings of those operations under his direct supervision, with the applicable percentage depending on the pre-tax earnings return on the net working assets used in those operations. Mr. Hoechst's employment agreement is automatically renewed on an annual basis unless terminated by either party on at least 60 days' notice prior to the end of a contract year. The agreement contains certain noncompetition and nonsolicitation covenants of Mr. Hoechst which are effective for a period of two years after termination of employment for any reason so long as the Company makes monthly payments of $5,000 to Mr. Hoechst during that two-year period.

    Mr. Landis' employment agreement, which was entered into in 1973, provides for a salary which has since been increased to the level indicated in the Summary Compensation Table above. The agreement can be terminated by either party on two weeks' notice. The agreement contains certain noncompetition and nonsolicitation covenants of Mr. Landis which are effective for a period of six months after termination of employment for any reason.

SUPPLEMENTAL PENSION AGREEMENT

    Under a 1978 supplemental pension agreement with Mr. Garrison, the Company will, upon his retirement, pay him an additional pension of $35,000 per year for 15 years. If Mr. Garrison dies prior to receiving all such payments, his beneficiaries will receive the balance remaining in a lump-sum payment. The Company's obligation to make such payments is conditioned upon the satisfactory performance by Mr. Garrison of his duties until retirement.

REPORT OF THE COMPENSATION COMMITTEE OF THE
BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

    It is the policy of the Committee that a substantial portion of the annual compensation of each of the Company's executive officers should be dependent upon the Company's performance, as measured principally by its pre-tax earnings. Accordingly, the Employment Agreements with Walter R. Garrison and Christian M. Hoechst, which were described in more detail previously in this Proxy Statement, provide for modest salaries of $65,000 and $80,000, respectively, and a bonus based upon the Company's pre-tax earnings. The base salaries of Messrs. Garrison and Hoechst and the formulas for their bonuses have remained unchanged since their current Employment Agreements were signed in 1973 and 1986, respectively. While the Committee has considered increasing the base salaries of Mr. Garrison and Mr. Hoechst, the Committee and the executives have agreed that keeping salaries low and making compensation largely dependent on the Company's financial performance is in the Company's best interests and sets the proper example for compensation arrangements with other Company managers. Mr. Landis' salary of $200,000 in 1993 reflects an increase from the $185,000 salary paid to him during the previous three years. The Committee desires Mr. Landis' salary to be roughly comparable to the average salary paid to chief financial officers of the other staffing companies identified in the peer group index in the stock performance chart on the following page, though the Committee does not seek to rigidly adhere to this comparison in setting Mr. Landis' salary. Bonuses to Mr. Landis are determined in the sole discretion of the Committee. In the past, in determining Mr. Landis' bonus, the Committee has examined factors such as the level of the Company's earnings, the average total compensation given to chief financial officers of peer group staffing companies and of other companies with similar levels of revenues as the Company, and Mr. Landis' performance during the year. The Committee does not assign any particular priority or relative weight to these factors, and acknowledges that the determination of Mr. Landis' compensation is subjective. In 1993, the Committee awarded a $50,000 bonus to Mr. Landis. Prior to the Committee's consideration of Mr. Landis' bonus in 1991 and 1992, Mr. Landis requested that he not be considered for a bonus in those years in light of the financial performance of the Company. The Committee agreed to those requests.

    The Committee believes that these long-standing compensation arrangements for the three executive officers have served the Company well.

                                  COMPENSATION COMMITTEE:

                                  Lawrence C. Karlson, Chairman
                                  Walter R. Garrison
                                  Allen M. Levantin
                                  John W. Pope

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Walter R. Garrison, who served on the Compensation Committee during 1993 and who has continued to serve on the Committee, was and is the Chairman of the Board, President and Chief Executive Officer of the Company. Allen M. Levantin, who became a member of the Compensation Committee during 1994, is a former officer of a subsidiary of the Company.

COMPARATIVE STOCK PERFORMANCE

    The following graph sets forth the cumulative total shareholder return (assuming an investment of $100 on December 31, 1988 and the reinvestment of any dividends) for the last five fiscal years on (a) the Common Stock of the Company, (b) the Standard & Poor's (S&P) 500 Index, and (c) a peer group index. The peer group selected by the Company consists of the following companies: (i) Adia Services, Inc., Butler International Inc., Kelly Services, Inc., Manpower Inc., Olsten Corporation, Robert Half International Inc., Uniforce Temporary Personnel, Inc. and Volt Information Sciences, Inc., all of which are in the staffing business (temporary placement of office and technical personnel and permanent placement), and (ii) CRSS Inc., Foster Wheeler Corporation, Jacobs Engineering Group, Inc. and Stone & Webster, Inc., all of which are in the engineering, design and construction business. While the latter four companies often work on projects significantly larger in size than does the Company in its engineering and design business and only occasionally compete directly with the Company, the Company believes that it and these four companies share various important business characteristics. One company, Raycomm Transworld Industries, Inc., was included in the Company's peer group index in last year's Proxy Statement but not in the peer group index in this year's Proxy Statement, because that company's stock ceased to be publicly traded in 1993.

    LINE GRAPH SHOWING COMPARISON BETWEEN CDI CORP, PEER GROUP AND S&P 500
      IS IN THIS POSITION ON THE PRINTED PROXY; COPIES FILED WITH FORM SE

                            YEAR ENDED DECEMBER 31
            1988       1989         1990        1991        1992         1993
            ----       ----         ----        ----        ----         ----
CDI         $100     $145.00      $ 67.50     $ 71.25     $ 83.75      $125.00
PEER GROUP   100      116.00        98.70      121.66      138.66       151.19
S&P 500      100      131.69       127.60      166.47      179.15       197.21

                        CERTAIN BUSINESS RELATIONSHIPS

    Dechert Price & Rhoads performed legal services for the Company during 1993. Barton J. Winokur, a director of the Company, is a partner of Dechert Price & Rhoads.

                                 PROPOSAL TWO
                                 ------------

          PROPOSED INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK
                   WHICH MAY BE ISSUED UNDER THE COMPANY'S
        NON-QUALIFIED STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN
                           FROM 300,000 TO 800,000

    The Company maintains a Non-Qualified Stock Option and Stock Appreciation Rights Plan (the "Plan") under which the Company may grant options ("Options") to purchase shares of its Common Stock or stock appreciation rights ("SARs"), either alone or in tandem with Options. On March 2, 1994, the Board of Directors of the Company approved an amendment to the Plan, increasing the number of shares of Common Stock which may be issued under the Plan from 300,000 to 800,000. Under the Plan, an amendment to increase the number of shares which may be delivered pursuant to the Plan requires the approval of the shareholders of the Company.

DESCRIPTION OF THE PLAN

    The Plan provides for two incentive elements, Options and SARs. An Option gives the holder the right to purchase from the Company a specified number of shares of Common Stock for a specified price during a specified period. An SAR gives the holder the right, without payment to the Company, to receive its "value", one-half in cash and one-half in shares of Common Stock. The "value" of an SAR which is attached to an Option (see the description below of when an SAR is attached to an Option) is the excess, if any, of the market price of one share of Common Stock of the Company on the date the SAR is exercised over the option price of one share under the attached Option. The "value" of an SAR which is not attached to an Option is the excess, if any, of the market price of the Common Stock on the date the SAR is exercised over the amount fixed by the committee which administers the Plan on the date the SAR was granted (the "SAR Reference Price").

    The Plan is administered by a committee (the "Committee") composed of not less than three directors of the Company appointed by the full Board of Directors. Committee members are not eligible to receive Options or SARs under the Plan. Under the Plan, the Committee may grant SARs and Options (either with or without SARs attached) to salaried employees (including executive officers), consultants and directors of the Company and certain of its subsidiaries. As of December 31, 1993 there were approximately 1,200 eligible participants, approximately ten of whom were consultants, twelve of whom were non-employee directors and the remainder were salaried employees. Subject to the provisions of the Plan, the Committee has full authority to determine which eligible participants shall be granted Options and SARs and the amounts and other terms of such Options and SARs. However, any Options or SARs granted to a member of the Board of Directors must be approved by a majority of the Board not including the recipient.

    The option price for Options granted under the Plan is determined by the Committee, but may not be less than 50% of the fair market value of the shares subject to the Option on the date of grant of such Option. The option price may be paid in cash, in shares of Common Stock which have an aggregate fair market value equal to the option price or in any combination of cash and shares with an aggregate value equal to the option price. Upon exercise of an Option, any SAR attached to such Option automatically expires.

    The Committee may grant Options to eligible participants with or without SARs attached. When SARs are granted in conjunction with Options each SAR will attach to an Option to purchase one share of Common Stock. Upon exercise of an SAR attached to an Option, the related Option automatically expires. The Committee may also grant SARs which are not attached to Options. With respect to SARs not attached to Options, the SAR Reference Price is determined by the Committee, but may not be less than 50% of the fair market value of one share of Common Stock on the date of grant of the SAR.

    Options and SARs granted under the Plan are not exercisable after five years from the date of grant unless the Committee otherwise provides. Options and SARs are not transferable except by will or the laws of descent and distribution, and during the lifetime of the participant are exercisable only by him or her. Options and SARs terminate upon the death of the participant or, unless otherwise determined by the Committee, on the termination of his or her qualifying relationship with the Company or its subsidiaries. However, if a participant dies, to the extent provided in his or her Option or SAR agreement, the participant's estate or the participant's heirs or beneficiaries may exercise the unexercised portion of his or her Option or SAR within six months after the participant's death. In no event, however, may an Option or SAR be exercised after its stated date of expiration.

    The Board of Directors may terminate or amend the Plan at any time, but any amendment which (i) increases the number of shares that may be issued under the Plan, (ii) changes the class of persons eligible to receive Options or SARs, (iii) deprives the Committee of authority to administer the Plan, or
(iv) otherwise requires the approval of the shareholders of the Company in order to maintain the exemption available under Rule 16b-3 of the Securities Exchange Act of 1934 will require the prior approval of the shareholders of the Company.

    The Company has been advised by its counsel that under present federal income tax laws, the federal income tax consequences of the grant or exercise of Options and SARs are as follows:

        Non-Qualified Stock Options. A participant will recognize no income and the Company will receive no deduction for federal income tax purposes when an Option is granted. Upon exercise of an Option, a participant will recognize ordinary income in an amount measured by the excess of the fair market value of the shares on the date of exercise over the option price, and the Company will be entitled to a deduction in the same amount. The participant's holding period for shares received upon exercise of an Option will begin to run from the date of exercise of the Option.

        Upon the sale of the Option shares, the participant will recognize short-term or long-term capital gain (or loss), depending upon whether the shares have been held for more than one year. Such gain (or loss) will be measured by the difference between the sale price of the shares and the fair market value of the shares on the date that the Option was exercised.

        If a participant pays the Option price with previously owned shares of Common Stock he or she will be treated as having exchanged the number of shares surrendered for an equal number of shares received upon the exercise of the Option in a tax-free exchange. However, he or she will recognize income, and the Company will be entitled to a corresponding deduction, in an amount equal to the fair market value of the number of shares received in excess of the fair market value of the number of shares surrendered. The participant's tax basis in the shares received in the tax-free exchange will be equal to his or her tax basis in the shares surrendered in the exchange. The tax basis in the remaining shares received will be equal to the amount included in the participant's income.

        Stock Appreciation Rights. A participant who is granted an SAR (whether or not attached to an Option) under the Plan will not recognize income at the time of the grant, nor will the Company be entitled to a deduction at that time. In general, when a participant exercises an SAR, he or she will recognize ordinary income, and the Company will be entitled to a corresponding deduction, in an amount equal to the sum of the cash plus the fair market value of the stock received. The participant's holding period for the stock received will begin to run from the date of exercise of the SAR.

        Upon the sale of the shares received on exercise of an SAR, the participant will recognize short-term or long-term capital gain (or loss), depending upon whether the shares have been held for more than one year. Such gain (or loss) will be measured by the difference between the sale price of the shares and the fair market value of the shares on the date that the SAR was exercised.

    The closing price per share of the Company's Common Stock on the New York Stock Exchange on March 14, 1994 was $13.25.

DESCRIPTION OF AND REASON FOR THE PROPOSED AMENDMENT OF THE PLAN

    The Board believes that the Plan provides an important means to attract, motivate and retain valuable personnel. Of the 300,000 shares which may be issued under the Plan, 11,250 Option shares have previously been exercised and 252,000 Options are presently outstanding (only 106,667 of which are currently exercisable). If all of the presently outstanding Options were exercised, there would remain only 36,750 shares available for future grants of Options. The Board believes it would be desirable and in the best interest of the Company to increase the number of shares available for future grants of Options in order to continue the benefits inuring to the Company under the Plan. The proposed amendment would increase the number of shares still available for grants by 500,000 and bring the total number of shares which may be issued under the Plan to 800,000. Neither the Board nor the Committee has any immediate plans to grant any additional Options. The number of Options and SARs which may be granted in the future, and the related prices, will depend on contingent and variable factors and cannot be estimated at this time.

THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

    The persons named in the enclosed form of proxy (Joseph R. Seiders and Craig H. Lewis) have advised the Company that they intend to vote FOR approval of Proposal Two unless a contrary choice is specified.

                        INDEPENDENT PUBLIC ACCOUNTANTS

    The Company's independent public accountants have been KPMG Peat Marwick and it is expected that they will continue in that capacity for the current year. A representative of KPMG Peat Marwick will be present at the meeting and will have the opportunity to make a statement, if he or she so desires, and to respond to appropriate questions.

                                OTHER MATTERS

    The Board of Directors knows of no other matters which may come before the meeting. However, if any such matter should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment on such matter.

                            SHAREHOLDER PROPOSALS

    Shareholders of the Company are entitled to submit proposals for inclusion in the Company's 1995 Proxy Statement to be considered for action at the 1995 Annual Meeting of Shareholders. Proposals so submitted must be received by the Company at its principal executive offices no later than November 21, 1994 and must comply in all other respects with applicable rules and regulations of the Securities and Exchange Commission relating to such inclusion.

                                            By Order of the Board of Directors

                                                  JOSEPH R. SEIDERS, Secretary

Dated: March 21, 1994
Philadelphia, Pennsylvania

PROXY

                                  CDI CORP.
                         1717 ARCH STREET, 35TH FLOOR
                         PHILADELPHIA, PA 19103-2768

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints Joseph R. Seiders and Craig H. Lewis, or either of them, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of CDI Corp. held of record by the undersigned on March 3, 1994, at CDI Corp.'s annual meeting of shareholders to be held on May 3, 1994, or any adjournments or postponements thereof. The undersigned acknowledges receipt of the Proxy Statement dated March 21, 1994 and hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and by filing this proxy with the Secretary of CDI Corp. gives notice of such revocation.

   THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ELECTION TO THE BOARD OF DIRECTORS OF ALL NOMINEES LISTED IN PROPOSAL ONE ON THE REVERSE SIDE HEREOF AND FOR APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE CDI CORP. NON-QUALIFIED STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN, AS DESCRIBED IN PROPOSAL TWO. WITH RESPECT TO OTHER MATTERS OF BUSINESS PROPERLY BEFORE THE MEETING, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS THE PROXIES SHALL DECIDE.

                            FOLD AND DETACH HERE

1. PROPOSAL ONE -- ELECTION OF DIRECTORS -- The nominees are Walter R. Garrison, Christian M. Hoechst, Lawrence C.
Karlson, Edgar D. Landis, Allen M. Levantin, John W. Pope, Allen I. Rosenberg and Barton J. Winokur.
     VOTE FOR        WITHHOLD
   all nominees      AUTHORITY
      listed        to vote for
  above (except     all nominees           INSTRUCTION: To withhold authority to vote for any individual nominee or
 as indicated to    listed above           nominees, write the name of that nominee or nominees on the line
  the contrary)                            provided below.

                                           ------------------------------------------------------------------------

       [ ]              [ ]


  2. PROPOSAL TWO -- increase
  the number of shares of               3. In their discretion, the proxies are
  common stock which may be             authorized to vote upon such other
  issued under the Non-                 business as may properly come
  Qualified Stock Option and            before the meeting or any
  Stock Appreciation Rights             adjournments or postponements
  Plan from 300,000 to 800,000.         thereof.

        FOR       AGAINST     ABSTAIN

        [ ]         [ ]         [ ]


                                            DATED: -------------------- , 1994

                                            ----------------------------------
                                               Signature of Shareholder(s)

                                            ----------------------------------
                                               Signature of Shareholder(s)

                                            Please sign exactly as your name
                                            appears hereon. When shares are
                                            held by joint tenants, both should
                                            sign. When signing as attorney,
                                            executor, administrator, trustee
                                            or guardian, please give full
                                            title as such. If a corporation,
                                            please sign in full corporate name
                                            by President or other authorized
                                            officer. If a partnership, please
                                            sign in partnership name by
                                            authorized person.

"PLEASE MARK INSIDE BLUE BOXES SO THAT DATA
PROCESSING EQUIPMENT WILL RECORD YOUR VOTES"

                             FOLD AND DETACH HERE

In connection with Proposal Two in the above Proxy Statement and in accordance with Instruction 3 to Item 10 of Schedule 14A, below is the text of the CDI Corp. Non-Qualified Stock Option and Stock Appreciation Rights Plan. The text of this Plan is not a part of the Proxy Statement and is not being distributed to the Company's shareholders.

                                  CDI CORP.

        NON-QUALIFIED STOCK OPTION AND STOCK APPRECIATION RIGHTS PLAN

     1. Purpose. The purpose of this plan ("Plan") is to provide a more effective method of compensating employees, consultants and directors of the Company than is currently available and to complement the other incentive plans of the Company, thus encouraging greater personal interest in the success of the Company on the part of such personnel and furnishing them with a further incentive to remain with the Company and to increase their efforts on its behalf.

     2. Definitions:

        (a) "Board" means the board of directors of the Parent Company.

        (b) "Committee" means the committee described in Paragraph 5.

        (c) "Company" means CDI Corp. and each of its Subsidiary Companies.

        (d) "Date of Exercise" means the date on which notice of exercise of an Option or SAR is delivered to the Parent Company.

        (e) "Date of Grant" means the date on which an Option or SAR is granted.

        (f) "Holder" means a person to whom an SAR not attached to an Option has been granted under the Plan, which SAR has not been exercised and has not expired or terminated.

        (g) "Option" means a non-qualified stock option granted under the Plan and described in Paragraph 4(a).

        (h) "Optionee" means a person to whom an Option or an Option with an SAR attached has been granted under the Plan, which Option or SAR has not been exercised and has not expired or terminated.

        (i) "Parent Company" means CDI Corp.

        (j) "SAR" means a stock appreciation right granted under the Plan and described in Paragraphs 4(b) or 4(c).

        (k) "Shares" means shares of common stock, par value $.10 per share, of the Parent Company.

        (l) "Subsidiary Company" means any corporation controlled by the Parent Company or by an subsidiary controlled by the Parent Company ("control" having the meaning set forth in Section 368(c) of the Internal Revenue Code or corresponding provisions of successor laws), provided that if the corporation is controlled by a subsidiary of the Parent Company, either the Parent Company must own 100% of the stock of the subsidiary or the subsidiary must own 100% of the stock of the corporation.

        (m) "Fair Market Value" means the closing price of actual sales of Shares on the New York Stock Exchange on a given date or, if there are no such sales on such date, the closing price of the Shares on such Exchange on the last date on which there was a sale.

        (n) "Value" of an SAR shall mean the excess of the Fair Market Value of a Share on the Date of Exercise over an amount fixed by the Committee on the Date of Grant (the "SAR Reference Price"); provided that the SAR Reference Price may not be less than 50% of the Fair Market Value of a Share on the Date of Grant. Where an SAR is attached to an Option, the SAR Reference Price shall be equal to the option price of one Share under the attached Option.

     3. Shares Subject to the Plan. On and after April 30, 1991, not more than 300,000 Shares may be delivered pursuant to the exercise of Options or SARs under the Plan. The Shares so delivered may, at the election of the Company, be either treasury Shares or Shares originally issued for the purpose. When an Option is granted (whether or not attached to an SAR), the number of Shares subject to such Option shall be reserved for issuance out of the Shares remaining available for grant under the Plan. When SARs not attached to an Option are granted, there shall be reserved for issuance thereunder Shares in an amount equal to one-half of the number of SARs granted. If Options or SARs granted under the Plan terminate or expire without being exercised in whole or in part, other Options or SARs may be granted covering the Shares not delivered.

     4. Rights to be Granted.  Rights which may be granted under the Plan are:

        (a) Options, which give the Optionee the right for a specified time period to purchase a specified number of Shares at a specified price;

        (b) SARs, which are attached to Options and which give the Optionee the right for a specified time period, without payment to the Company, to receive the Value of such SARs, to be paid in cash and Shares in accordance with Paragraph 8 below, in lieu of purchasing Shares under the related Option; and

        (c) SARs, which are not attached to Options and which give the Holder the right for a specified time period, without payment to the Company, to receive the Value of such SARs, to be paid in cash and Shares in accordance with Paragraph 8 below.

     5. Administration. The Plan shall be administered by the Stock Option Committee, which shall be composed of not less than three directors of the Parent Company, appointed by the Board, none of whom shall be eligible (or shall have been eligible within one year prior to the date of their appointments) to be granted Options or SARs under the Plan or to be selected as a participant under any other discretionary plan of the Company or any of its affiliates entitling them to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates. The Committee may determine from time to time which eligible participants shall be granted Options or SARs under the Plan, the number of Shares to be subject to the Option in each case, the number and type of SARs, if any, to be awarded in each case, and the other substantive provisions of each Option and SAR agreement. However, any Options or SARs granted to a member of the Board must also be approved by a majority of the Board not including the recipient.

     6. Eligibility. Eligible participants under the Plan shall be all salaried employees, consultants and directors of the Parent Company (except Committee members) or any Subsidiary Company.

     7. Option Price.

        (a) The price at which Shares may be purchased on exercise of an Option shall be determined in each case by the Committee, but may not be less than 50% of the Fair Market Value of the Shares on the Date of Grant.

        (b) Upon exercise of any Option granted pursuant to this Plan, the Optionee shall pay to the Parent Company the full Option price:

              (i) By certified check or bank draft; or

             (ii) By delivering to the Parent Company certificates for Shares owned by the Optionee and endorsed to the Parent Company representing a number of Shares having a then current Fair Market Value equal to the Option price; or

            (iii) Any combination of the above.

    Upon payment of the Option price the appropriate accounts of the Parent Company shall then be credited accordingly.

     8. Issuance of Certificates; Payment of Cash.

        (a) Upon payment of the Option price, a certificate for the number of whole Shares and a check for the Fair Market Value on the Date of Exercise of the fractional Share, if any, to which the Optionee is entitled shall be delivered to such Optionee by the Parent Company, provided that the Optionee has remitted to his employer an amount, determined by such employer, sufficient to satisfy the applicable requirements to withhold federal, state, and local taxes, or made other arrangements with his employer for the satisfaction of such withholding requirements.

        (b) Upon exercise of SARs, the Value of such SARs shall be paid one-half in cash and one-half in Shares. The number of Shares to be delivered by the Parent Company shall be an amount equal to 50% of the Value of such SARs divided by the Fair Market Value of a Share on the Date of Exercise of such SARs. Any right to a fractional Share shall be satisfied by the Parent Company in cash. The employer of the Optionee or Holder shall deduct from the amount of cash payable any amount necessary to satisfy applicable federal, state, or local withholding requirements.

     9. Term. Unless otherwise determined by the Committee, Options or SARs granted under the Plan shall not be exercisable after five years from the Date of Grant.

    10. Exercise of Options and SARs. Unless otherwise determined by the Committee and subject to the provisions of Paragraphs 11 and 13, an Option or SAR may be exercised in whole or in part during its term, provided that an Option or SAR shall be exercisable only by the Optionee or Holder during his lifetime and, unless otherwise determined by the Committee, only while he is a salaried employee, consultant or director of the Parent Company or of a Subsidiary Company.

    11. Death or Termination of Employment. Options and SARs shall terminate on the death of the Optionee or Holder, or, unless otherwise determined by the Committee, on the termination for any reason of his qualifying relationship with the Company, except that, to the extent provided in his Option or SAR agreement, if an Optionee or Holder dies while holding an Option or SAR not fully exercised or expired, the unexercised portion may be exercised by his estate or his heirs or beneficiaries within the period of six months following the date of death. In no event, however, may an Option or SAR be exercised after its stated date of expiration. For purposes of this Plan, a transfer of a participant between two employers, each of which is a part of the Company, shall not be deemed a termination of employment.

    12. Relationship Between Options and SARs. Upon exercise of an Option, any SAR attached to such Option shall automatically expire. Upon exercise of an SAR attached to an Option, the related Option shall automatically expire. tion of any Option granted to an Optionee or Holder shall have no effect upon any SAR held by such Optionee or Holder, and the grant, exercise, termination or expiration of an SAR granted to any Optionee or Holder shall have no effect upon any Option held by such Optionee or Holder.

    13. Transferability of Options and SARs. No Option or SAR may be transferred except by will or the applicable laws of descent and distribution.

    14. Adjustment on Change in Capitalization. In case the number of outstanding Shares is changed as a result of a stock dividend, stock split, recapitalization, combination, subdivision, issuance of rights or other similar corporate change, the Board shall make an appropriate adjustment in the aggregate number of Shares which may be issued under the Plan and in the number of Shares subject to, and the Option price or Value of, any then outstanding Options or SARs.

    15. Certain Corporate Transactions. If during the term of any Option or SAR the Parent Company or any of the Subsidiary Companies shall be merged into or consolidated with or otherwise combined with or acquired by another person or entity, or there is a divisive reorganization or a liquidation or partial liquidation of the Parent Company, the Parent Company may (but shall not be required to) take any of the following courses of action with regard to the Options or SARs outstanding:

        (a) Not less than 10 days nor more than 60 days prior to any such transaction, all Optionees and Holders shall be notified that their Options and SARs shall expire on the 10th day after the date of such notice, in which event all Optionees and Holders shall have the right to exercise all of their Options and SARs prior to such new expiration date; or

        (b) The Parent Company shall provide in any agreement with respect to any such merger, consolidation, combination or acquisition that the surviving, new or acquiring corporation shall grant options and stock appreciation rights to the Optionees and Holders to acquire shares, or stock appreciation rights in shares, in such corporation provided that the excess of the fair market value of the shares of such corporation immediately after the consummation of such merger, consolidation, combination or acquisition over the option price, or the value of such stock appreciation rights at the time of grant, shall not be greater than the excess of the Fair Market Value of the Shares over the Option price of Options, or the Value of the SARs as determined under Paragraph 2(n), immediately prior to the consummation of such merger, consolidation, combination or acquisition; or

        (c) The Parent Company shall take such other action as the Board shall determine to be reasonable under the circumstances in order to permit Optionees and Holders to realize the value of rights granted to them under the Plan.

    16. Plan Not to Affect Relationship With the Company. Neither the Plan nor any Option or SAR shall confer upon any participant any right to continue in the service of the Company.

    17. Amendment. The Board may at any time terminate the Plan or make such changes therein as it shall deem advisable. The Board may not, however, without the approval of the voting shareholders of the Parent Company, (i) increase the total number of Shares which may be delivered under the Plan,
(ii) change the class of persons eligible to receive Options or SARs, (iii) withdraw the authority to administer the Plan from a committee consisting of directors or (iv) otherwise amend the Plan in a manner which would require the approval of the shareholders of the Parent Company in order to maintain the exemption available under Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission. No outstanding Option or SAR shall be affected by any such amendment without the written consent of the Optionee, Holder or other person then entitled to exercise such Option or SAR.

    18. Effective Date. The Plan shall be effective as of the date of shareholder approval in the manner required under the rules of the American Stock Exchange.

    19. Securities Laws. The Committee shall make each grant under the Plan subject to such conditions as shall cause both the grant and exercise of any Option or SAR to comply with the then-existing requirements of Rule 16b-3 (or any similar rule) of the Securities and Exchange Commission.

    Unless otherwise permitted by the Committee, the date of any exercise of an SAR by a Holder or an Optionee who is an officer, director or beneficial owner of ten percent or more of any class of any registered equity security of the Parent Company shall be required to occur within the period beginning with the third and ending with the twelfth business day after the date of the release of the Parent Company's quarterly or annual sales and earnings information to the public.

    20. General. Each Option or SAR granted shall be evidenced by a written instrument containing such terms and conditions not inconsistent with the Plan as the Committee may determine. The issuance of Shares on the exercise of an Option or SAR shall be subject to all of the applicable requirements of the Pennsylvania Business Corporation Law and other applicable laws. Among other things the Optionee or Holder may be required to deliver an investment representation to the Company in connection with any exercise of an Option or SAR or to agree to refrain from selling or otherwise disposing of the Shares acquired for a specified period of time.